Nov. 04, 2016
Clearwater Core Equity Fund
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”) DATED APRIL 30, 2016, AS SUPPLEMENTED

Accordingly, the Prospectus is hereby amended as follows.

The second paragraph under “Summary Section – Clearwater Core Equity Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management.